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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                _______________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported) June 8, 1995
                                                 ------------------------------

                         STURM, RUGER & COMPANY, INC.
- -------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

Delaware                             0-4776                 IRS# 06-0633559
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(State or Other Jurisdiction      (Commission File          (IRS Employer
       of Incorporation)               Number)              Identification No.)

                   Lacey Place, Southport, Connecticut 0649
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              (Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code (203) 259-7843
                                                   ----------------------------




                                                    Index to Exhibits on P. 4
                                                                    Page 1 of 13
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ITEM 5.  OTHER EVENTS.

         On June 8, 1995, Sturm Ruger & Company announced that it will collaborate with Callaway Golf Company in the construction of a new foundry for the production of Great Big Bertha (TM) golf club heads. The new foundry will be a "50-50" investment venture to increase the production capacity of Great Big Bertha (TM) titanium golf club heads. While Callaway and Ruger will share joint ownership, Ruger will have managerial and operational responsibility for the foundry.

ITEM 7.  EXHIBITS.





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                                   SIGNATURES


                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           STURM, RUGER & COMPANY, INC.

Date:  June 19, 1995                       By:  /s/ John M. Kingsley, Jr.
                                              ---------------------------
                                           Name:  John M. Kingsley, Jr.
                                           Title: Principal Financial and
                                                   Accounting Officer,
                                                   Executive Vice President





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                                 EXHIBIT INDEX


10.5 Formation Agreement of June 7, 1995 by and between Callaway Golf Company and Sturm, Ruger & Company, Inc.

99.26 Press Release of June 8, 1995 of Callaway Golf Company and Sturm, Ruger & Company, Inc.





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